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                                                                  EXECUTION COPY

                      GLOBALSTAR TELECOMMUNICATIONS LIMITED

                            Up to 3,750,000 Shares of
               9% Series B Convertible Redeemable Preferred Stock due 2011 (Liquidation Preference of $50 Per Share)

                          REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                December 8, 1999

Bear, Stearns & Co. Inc.
Banc of America Securities LLC
Lehman Brothers Inc.
C.E. Unterberg, Towbin
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Dear Sirs:

                  Globalstar Telecommunications Limited, a Bermuda company (the "Company"), proposes to issue and sell to you (the "Purchasers"), upon the terms set forth in the Purchase Agreement dated December 2, 1999 (the "Purchase Agreement"), among the Company, Globalstar, L.P., a Delaware limited partnership ("Globalstar") and the Purchasers, up to 3,750,000 shares (including up to 750,000 shares that the Company has granted the Purchasers an option to purchase pursuant to the Purchase Agreement) of its 9% Series B Convertible Redeemable Preferred Stock due 2011, par value $0.01 per share, liquidation preference of $50 per share (the "Preferred Stock") (such issuance and sale, the "Initial Placement"). The Preferred Stock will be convertible into shares of Common Stock, par value $1.00 per share, of the Company (the "Common Stock") at the conversion price set forth in the Final Memorandum (as defined below). For purposes of this Agreement, the term "Securities" shall refer to the Preferred Stock, all shares of Common Stock issued (i) as dividends thereon, (ii) on conversion thereof or (iii) in redemption thereof, and any securities into which such shares of Preferred Stock or Common Stock shall be converted or into which they shall be changed by operation of law or otherwise. The Company will use the proceeds of such sale to purchase preferred partnership interests in Globalstar. In satisfaction of a condition to
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your obligations under the Purchase Agreement, the Company agrees with you (i)
for your benefit and (ii) for the benefit of the holders of the Securities (including you) from time to time until the earlier of (i) the second anniversary of the last Closing Date (as defined below) and (ii) such time as
(A) such Securities shall no longer constitute restricted securities for purposes of Rule 144(k) of the Act (as defined below) or (B) all such Securities have been sold pursuant to the Shelf Registration Statement (as defined below) (each of the foregoing a "Holder" and together the "Holders"), as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" means the Securities Act of 1933 and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" of any specified person means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Closing Date" has the meaning set forth in the Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission.

                  "Damages Payment Date" means each of the quarterly dividend payment dates set forth in the schedule to the Bye-Laws of the Company setting forth the terms of the Preferred Stock.

                  "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations of the Commission promulgated thereunder.

                  "Final Memorandum" has the meaning set forth in the Purchase Agreement.
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                  "First Closing Date" has the meaning set forth in the Purchase
Agreement.

                  "Holder" has the meaning set forth in the preamble hereto.

                  "Incorporated Documents" means filings made by the Company with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act and incorporated by reference in the Shelf Registration Statement.

                  "Initial Placement" has the meaning set forth in the preamble hereto.

                  "Majority Holders" means the Holders of a majority of the shares of the Preferred Stock registered (or if no shares are registered, entitled to be registered) under a Shelf Registration Statement; provided, however, that Holders of Common Stock issued in respect of the Preferred Stock shall be deemed to be Holders of the number of shares of Preferred Stock which, when converted, would have resulted in such number of shares of Common Stock.

                  "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering of the securities covered by the Shelf Registration Statement.

                  "Preferred Stock" has the meaning set forth in the preamble hereto.

                  "Prospectus" means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or Common Stock issuable upon conversion thereof covered by such Shelf Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

                  "Securities" has the meaning set forth in the preamble hereto.

                  "Shelf Registration" has the meaning set forth in Section 2 hereof.

                  "Shelf Registration Period" has the meaning set forth in
Section 2(b) hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the
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provisions of Section 2 hereof which covers some or all of the Securities, on an appropriate form under Rule 415 under the Act or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Transfer Agent" means The Bank of New York.

                  "Transfer Restricted Securities" means each Security until the earlier of (i) the second anniversary of the last Closing Date and (ii) such time as (A) such Security shall no longer constitute a restricted security for purposes of Rule 144(k) of the Act or (B) such Security has been sold pursuant to the Shelf Registration Statement.

                  "underwriter" means any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

                  2. Shelf Registration; Suspension of Use of Prospectus.

                  (a) The Company shall prepare and either (i) not later than 90 days following the First Closing Date, file with the Commission and thereafter use its reasonable efforts to cause to be declared effective under the Act, as promptly as practicable but no later than 210 days following the First Closing Date (the "Effectiveness Target Date"), a new registration statement or (ii) file with the Commission a prospectus supplement to the Company's existing Registration Statement No. 333-83239 not later than the Effectiveness Target Date, which, when filed, becomes effective in accordance with Rule 424 under the Act (such shelf registration statement referred to in clause (i) above or such Registration Statement No. 333-83239 as supplemented by such prospectus supplement referred to in clause (ii) above, as applicable, being hereinafter referred to as the "Shelf Registration Statement"), relating to the offer and sale of the Transfer Restricted Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement. The sole and exclusive remedy available to the Holders in the event that a Shelf Registration Statement is not filed or, if relevant, declared effective within the time periods specified in this Section 2(a) is the collection of additional dividends in accordance with
Section 6 and the terms of the Preferred
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Stock.

                  (b) The Company shall use its reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until the earlier of (i) the second anniversary of the last Closing Date and (ii) such time as (A) the Securities shall no longer constitute restricted securities for purposes of Rule 144(k) of the Act or (B) all Securities have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of securities covered thereby not to be able to offer and sell such securities during that period, unless such action is (i) required by applicable law or (ii) taken pursuant to Section 2(c) hereof, and, in either case, so long as the Company promptly thereafter complies with the requirements of Section 3(i) hereof, if applicable.

                  (c) The Company may suspend the use of the Prospectus for a period not to exceed 60 days (or such longer period as is reasonably necessary under the circumstances) in any calendar year for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events.

                  3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a) The Company shall furnish to you, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose; provided, however, that the Company shall be required only to furnish an Incorporated Document to you as promptly as practicable following its filing with the Commission.

                  (b) The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and
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         any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) (1) The Company shall advise you and the Holders and, if requested by you or any such Holder, confirm such advice in writing:

                           (i) when a Shelf Registration Statement and any
                  amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                           (ii) of any request by the Commission for amendments
                  or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Company shall advise you and the Holders and, if requested by you or any such Holder, confirm such advice in writing:

                           (i) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (ii) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of the securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (iii) of the suspension of the use of the Prospectus
                  pursuant to Section 2(c) hereof or of the happening of any event that requires the making of any changes in the Shelf Registration
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                  Statement or the Prospectus so that, as of such date, the
                  statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made); provided that such notice shall not be required to specify the nature of the event giving rise to the notice requirement hereunder.

                  (d) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

                  (e) The Company shall furnish to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including documents incorporated by reference therein, financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus or any amendment or supplement thereto.

                  (g) Prior to any offering of securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Securities included therein and their respective counsel in connection with the registration or qualification of such Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in
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         writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Shelf Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (h) The Company shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of Securities pursuant to such Shelf Registration Statement.

                  (i) Upon the occurrence of any event contemplated by paragraph
         (c)(2)(iii) above, the Company shall, if required pursuant to the Act or paragraph (c)(2)(iii) above, as promptly as practicable prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (j) Not later than the effective date of any Shelf Registration Statement hereunder, the Company shall provide a CUSIP number for each class of Securities registered under such Shelf Registration Statement, and provide the Transfer Agent with printed certificates for such Securities, in a form eligible for deposit with The Depository Trust Company.

                  (k) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.
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                  (l) The Company may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement. Any Holder who fails to provide such information shall not be entitled to use the Prospectus.

                  (m) The Company shall, if requested, promptly incorporate in a prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and Majority Holders reasonably agree should be included therein and shall make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

                  (n) The Company and Globalstar shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of any Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 5 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if
         any), with respect to all parties to be indemnified pursuant to Section 5, it being understood that all underwriting discounts and commissions, and all other underwriting fees, associated with such agreement in connection with such offering of the Securities shall, except as otherwise expressly agreed herein (including those expenses covered by Section 4), be for the account of the Holders or the underwriters.

                  (o) The Company and Globalstar shall (i) make reasonably available for inspection by Holders of Securities to be registered thereunder and any Managing Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Majority Holders of Securities to be registered thereunder or by any such Managing Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company or Globalstar, as the case may be; (ii) cause the officers, directors and
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         employees of the Company or Globalstar, as the case may be, to supply all relevant information reasonably requested by any such Holders or Managing Underwriter, attorney, accountant or agent in connection with such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company or Globalstar, as the case may be, in good faith, as confidential at the time of delivery of such information shall be kept confidential by any such Holders and Managing Underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court proceeding or required by law, or such information has become available (not in violation of this Agreement) to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Company and Globalstar and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders and Managing Underwriter, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Majority Holders of the securities covered by such Shelf Registration Statement and by such Managing Underwriter; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and Globalstar, as the case may be (and, if necessary, use its reasonable best efforts to retain any other independent certified public accountants of any subsidiary of the Company or Globalstar or of any business acquired by the Company or Globalstar for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any,
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         including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or Globalstar. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(o) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and
         (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  4. Registration Expenses. Globalstar shall bear all expenses incurred in connection with the performance of the Company's obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable and duly documented fees and disbursements of (i) counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith or (ii) in the absence of such selection of counsel by the Majority Holders, one firm designated by the underwriters to act as counsel for the Holders in connection therewith. It is understood, however, that as except provided in this Section 4, the Holders shall pay all their own costs and expenses, including stock transfer taxes due upon resale by them of any of the securities covered by a Shelf Registration Statement and any advertising expenses incurred in connection with any offers and sales they make.

                  5. Indemnification and Contribution. (a) In connection with any Shelf Registration Statement, the Company and Globalstar (the "Indemnitors"), jointly and severally, agree to indemnify and hold harmless each Holder of securities covered thereby (including the Purchasers), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to
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reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Indemnitors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Indemnitors by or on behalf of any such Holder specifically for inclusion therein, (ii) the Indemnitors shall not be liable to any indemnified party under this indemnity agreement with respect to any Shelf Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, the Shelf Registration Statement or Prospectus which untrue statement or omission was corrected in an amended or supplemented Shelf Registration Statement or Prospectus, if the person alleging such loss, claim, damage or liability was not sent or given, at or prior to the written confirmation of such sale, a copy of the amended or supplemented Shelf Registration Statement or Prospectus if the Indemnitors had previously furnished copies thereof to such indemnified party and if such delivery of a prospectus is finally judicially determined to be required by the Act and was not so made and (iii) the Indemnitors will not be liable to any indemnified party under this indemnity agreement with respect to any Shelf Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results (a) from the use of a Shelf Registration Statement during a period when a stop order has been issued in respect thereof or any proceedings for that purpose have been initiated or
(b) from the use of the Prospectus during a period when the use of the Prospectus has been suspended in accordance with Section 3(c)(2)(iii) hereof, provided, in each case, that Holders received prior notice of such stop order, initiation of proceedings or suspension. This indemnity agreement will be in addition to any liability which the Indemnitors may otherwise have.

                  The Indemnitors also agree to indemnify or contribute to Losses, as provided in Section 5(d), of any underwriters of Securities registered under a Shelf Registration Statement, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Holders provided in this Section 5(a) and shall, if requested by any
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Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(n) hereof.

                  (b) Each Holder of securities covered by a Shelf Registration Statement (including the Purchasers) severally agrees to indemnify and hold harmless (i) the Indemnitors, (ii) each of their respective directors, (iii) each of their respective officers who signs such Shelf Registration Statement and (iv) each person who controls either of the Indemnitors within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Indemnitors to each such Holder, but only with reference to written information relating to such Holder furnished to the Indemnitors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict

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of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall the Purchasers be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such

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relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Indemnitors shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses). Benefits received by the Purchasers shall be deemed to be equal to the total purchase discounts and commissions, and benefits received by any other Holders shall be deemed to be equal to the value such Holders realize by receiving Securities registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls either of the Indemnitors within the meaning of either the Act or the Exchange Act, each officer of the Company or Globalstar who shall have signed the Shelf Registration Statement and each director of the Company or Globalstar shall have the same rights to contribution as the Company or Globalstar, as the case may be, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Indemnitors or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of securities covered by a Shelf Registration Statement.

         6. Liquidated Damages.

                  (a) The Company and the Purchasers agree that the Holders of Transfer Restricted Securities shall suffer damages if the Company fails to fulfill its obligations pursuant to Section 2 hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, the Company hereby agrees to pay liquidated damages ("Preferred Stock Liquidated Damages") to each Holder of Transfer Restricted Securities under the circumstances and to the extent set forth below:

                  (i) from 90 days following the First Closing Date, if the Shelf Registration Statement is not effective on or prior to the Effectiveness Target Date and the shelf registration statement described in Section 2(a)(i) is filed with the Commission after 90 days following the First Closing Date; and

                  (ii) from the Effectiveness Target Date if the Shelf Registration Statement is not effective on or prior to the Effectiveness Target Date; and

                  (iii) if the Shelf Registration Statement has been declared effective by the Commission and such Shelf Registration Statement ceases to be effective or to be usable as contemplated by Section 2(b) at any time during the Shelf Registration Period (without being succeeded by a post-effective amendment to such Shelf Registration Statement that cures such failure and that is itself immediately declared effective) for any period of ten consecutive trading days that are also business days or for any 20 trading days that are also business days in any 180-day period in connection with resales of Transfer Restricted Securities (provided, that the Company will have the option of suspending the effectiveness of the Shelf Registration Statement, without becoming obligated to pay Preferred Stock Liquidated Damages, for periods of up to a total of 60 days in any calendar year if the Board of Directors of the Company determines that compliance with the disclosure obligations necessary to maintain the effectiveness of the Shelf Registration Statement at such time could reasonably be expected to have an adverse effect on the Company or a pending corporate transaction)

(each of the foregoing clauses (i) through (iii), a "Registration Default").

                  (b) In the event of each such Registration Default, the Company shall pay Preferred Stock Liquidated Damages to each Holder of shares of Preferred Stock that are Transfer Restricted Securities at a rate of 0.50% of the liquidation preference of the shares of Preferred Stock constituting Transfer Restricted Securities, which shall accrue from the date of the Registration Default to and including the 30th day following such Registration Default and increase by 0.50% for each subsequent 30 day period; provided, however, that the rate of such Preferred Stock Liquidated Damages may not exceed 2.00% of the Liquidation Preference of the Preferred Stock at any time. Following the cure of all Registration Defaults relating to any shares of Preferred Stock that are Transfer Restricted Securities, the accrual of Preferred Stock Liquidated Damages with respect to such shares of Preferred Stock that are Transfer Restricted Securities shall cease (without in any way limiting the effect of any subsequent Registration Default). A Registration Default under clause 6(a)(i) above shall be cured on the date that the Shelf Registration Statement is filed with the Commission. A Registration Default under clause 6(a)(ii) above shall be cured on the date that the Shelf Registration Statement is declared effective by the Commission. A Registration Default under clause 6(a)(iii) above shall be cured on the date the Shelf Registration Statement is declared effective or becomes usable.

                  (c) The Company shall notify the Transfer Agent within one business day after (i) each and every date on which a Registration Default occurs and (ii) in the event of a Registration Default under Section 6(a)(i), the Effectiveness Target Date. Preferred Stock Liquidated Damages shall be paid by the Company to the record Holders of shares of Preferred Stock that are Transfer Restricted Securities on each Damages Payment Date by mailing checks to their registered addresses as they appear in the Preferred Stock register if no such accounts have been specified on or before the Damages Payment Date; provided that any Preferred Stock Liquidated Damages accrued with respect to any Preferred Stock or portion thereof called for redemption on a redemption date or converted into Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the Holder that submitted such Preferred Stock for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (promptly following the conversion date, in the case of conversion of Preferred Stock). Each obligation to pay Preferred Stock Liquidated Damages shall be deemed to commence accruing on the date of the applicable Registration Default and to cease accruing when all

Registration Defaults have been cured.

                  (d) All Preferred Stock Liquidated Damages with respect to any shares of Preferred Stock that are Transfer Restricted Securities, that remain unpaid when such Securities cease to be Transfer Restricted Securities or cease to be outstanding, shall remain unpaid obligations of the Company until they have been paid in full.

                  7. Rules 144 and 144A. The Company shall use its reasonable efforts to file the reports required to be filed under the Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, will, upon the request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Purchasers upon request. Upon the request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

                  8. Miscellaneous.

                  (a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided that, with respect to any matter that directly or indirectly affects the rights of the Purchasers hereunder, the Company shall obtain the written consent of the Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of securities being sold rather than registered under such Shelf Registration Statement.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

                           (1) if to a Holder, at the most current address given
                  by such holder to the Company in accordance with the provisions of this Section 8(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar of the Securities, with a copy in like manner to Bear, Stearns & Co. Inc.;

                           (2) if to you, initially at the address set forth in
                  the Purchase Agreement; and

                           (3) if to the Company or Globalstar, initially at its
                  address set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or Globalstar thereto, subsequent Holders of Securities. The Company and Globalstar hereby agree to extend the benefits of this Agreement to any Holder of Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                  (h) Jurisdiction. EACH OF THE COMPANY AND GLOBALSTAR HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURTS LOCATED IN THE CITY OF NEW YORK FOR ANY LAWSUITS, CLAIMS OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES NOT TO COMMENCE ANY SUCH LAWSUIT, CLAIM OR OTHER PROCEEDING EXCEPT IN SUCH COURTS. EACH OF THE COMPANY AND GLOBALSTAR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LAWSUIT, CLAIM, OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURTS LOCATED IN THE CITY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LAWSUIT, CLAIM OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANY AND GLOBALSTAR HAS APPOINTED ERIC J. ZAHLER AT 600 THIRD AVENUE, NEW YORK, NEW YORK 10016, U.S.A. (HEREINAFTER REFERRED TO IN EACH SUCH CAPACITY AS THE "PROCESS AGENT"), AS ITS AUTHORIZED AGENT UPON WHOM PROCESS MAY BE SERVED IN ANY SUCH SUIT OR PROCEEDING. EACH OF THE COMPANY AND GLOBALSTAR REPRESENTS TO YOU THAT IT HAS NOTIFIED THE PROCESS AGENT OF SUCH DESIGNATION AND APPOINTMENT AND THAT THE PROCESS AGENT HAS ACCEPTED THE SAME IN WRITING. EACH

         OF THE COMPANY AND GLOBALSTAR HAS AUTHORIZED AND DIRECTED THE PROCESS AGENT TO ACCEPT SUCH SERVICE. IF THE PROCESS AGENT SHALL CEASE TO ACT AS THE COMPANY'S OR GLOBALSTAR'S AGENT FOR SERVICE OF PROCESS, THE COMPANY OR GLOBALSTAR, AS APPLICABLE, SHALL APPOINT WITHOUT DELAY ANOTHER SUCH AGENT AND NOTIFY YOU OF SUCH APPOINTMENT. EACH OF THE COMPANY AND GLOBALSTAR FURTHER AGREES THAT SERVICE OF PROCESS UPON THE PROCESS AGENT AND WRITTEN NOTICE OF SAID SERVICE TO THE COMPANY OR GLOBALSTAR, AS APPLICABLE, MAILED BY FIRST CLASS MAIL OR DELIVERED TO THE PROCESS AGENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT YOUR RIGHT OR THE RIGHT OF ANY PERSON CONTROLLING ANY OF YOU TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND GLOBALSTAR AGREES THAT A FINAL ACTION IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (j) Securities Held by the Company or Globalstar, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount or liquidation preference, as the case may be, of Securities is required hereunder, Securities held by the Company, Globalstar or their respective Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                                                                  EXECUTION COPY

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                     Very truly yours,

                                     GLOBALSTAR TELECOMMUNICATIONS LIMITED,

                                       by:
                                          /s/ Avi Katz
                                          -------------------------------------
                                          Name:  Avi Katz
                                          Title: Vice President and Secretary

                                     GLOBALSTAR, L.P., by

                                     LORAL/QUALCOMM SATELLITE SERVICES, L.P., its general partner, by

                                     LORAL/QUALCOMM PARTNERSHIP, L.P., its
                                     general partner, by

                                     LORAL GENERAL PARTNER, INC., its general partner,

                                       by
                                          /s/ Avi Katz
                                          -------------------------------------
                                          Name:   Avi Katz
                                          Title:  Vice President and Secretary


Accepted in New York, New York

December 8, 1999

BEAR, STEARNS & CO. INC.
BANC OF AMERICA SECURITIES LLC
LEHMAN BROTHERS INC.
C.E. UNTERBERG, TOWBIN

         by BEAR, STEARNS & CO. INC.

                  by
                     /s/ Stephen Parish
                     ---------------------------------
                     Name:   Stephen Parish
                     Title:  Senior Managing Director